UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 23, 2006 (May 18, 2006)

SCBT FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

South Carolina (State or other jurisdiction of incorporation)	001-12669 (Commission File Number)	57-0799315 (IRS Employer Identification No.)

520 Gervais Street Columbia, South Carolina (Address of principal executive offices)	29201 (Zip Code)

(800) 277-2175
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 18, 2006, the Board of Directors of SCBT Financial Corporation (the “Corporation”) approved the addition of Mr. Jimmy Addison as a member of the Board of Directors for the Corporation. Mr. Addison will initially serve on the audit committee of the Corporation. The new director brings added financial expertise to the board during the Corporation’s continued growth. Mr. Addison is the chief financial officer of SCANA Corporation (NYSE: SCG), a publicly traded Fortune 500 energy-based holding company headquartered in Columbia, SC. A copy of the Corporation's press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.     Description

Exhibit 99.1    Press release issued by the Corporation in connection with announcement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCBT FINANCIAL CORPORATION
(Registrant)

Date:  May 23, 2006            /s/ Richard C. Mathis
                         Executive Vice President and
                         Chief Financial Officer

Exhibit Index

Exhibit No.     Description

Exhibit 99.1     Press release issued by the Corporation in connection with announcement